CERTIFICATIONS	EXHIBIT 32.2

CERTIFICATION UNDER SECTION
906 OF SARBANES-OXLEY

In connection with the annual report of Cambior Inc. (the "Company") on Form 40-F for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Bryan A. Coates, Vice President and Chief Financial Officer, of the Company, certify, pursuant to 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bryan A. Coates
Bryan A. Coates
Vice President and Chief Financial Officer
May 17, 2004